Exhibit 31.2

Certification Pursuant to § 302 of the Sarbanes-Oxley Act of 2002

I, David B. Potts, certify that:

1.	I have reviewed this annual report on Form 10-K/A of ARRIS International plc;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 29, 2019	/s/ DAVID B. POTTS
David B. Potts
Executive Vice President,
Chief Financial Officer and
Chief Accounting Officer